UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022 (August 31, 2022)

American Metals Recovery and Recycling Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56318	27-2262066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

American Metals Recovery and Recycling Inc.

4301 West Bank Dr. Suite 110B
Austin, Texas 78746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 365-0620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	AMRR	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective August 31, 2022, American Metals Recovery and Recycling Inc. (the “Company”) entered into and closed an Asset Purchase Agreement (the “Agreement”) with Multiband Global Resources, LLC, a Delaware limited liability company, pursuant to which the Company acquired substantially all of the Multiband Global Resources LLC assets in exchange for one million (1,000,000) shares of Series A Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series A Preferred Stock”) issued to the Frinzi Family Trust as the recipient designated by Multiband Global Resources, LLC. The acquired assets included one million dollars ($1,000,000) cash, certain Frontier E-Waste Recycling Contact, office lease and office equipment. One of the closing conditions was the execution of a certain trademark acquisition agreement by and between the Company and Goodman Networks Inc., a Texas corporation (the “Trademark Agreement”), assigning tradenames of “Multiband” and “Multiband Global” to the Company. The Trademark Agreement was executed on August 16, 2022.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 1.01 to this Form 8-K and is incorporated by reference herein.

Information Regarding Certain Relationships and Related Person Transactions

James Frinzi, the CEO and the majority shareholder of the Company, is the sole member of Multiband Global Resources LLC. Mr. Frinzi is also a beneficiary and co-trustee of the Frinzi Family Trust.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 2.01 and Item 3.03 of this Form 8-K are incorporated by reference in this Item 3.02. The Series A Preferred Stock was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

On August 31, 2022, the Company filed with the Secretary of State of the State of Nevada (the “Secretary of State”) a Certificate of Withdrawal (the “Certificate of Withdrawal”) of Certificate for the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock, par value $0.001 per share (the “Old Series A Preferred Stock”). The Certificate of Withdrawal became effective with the Secretary of State upon filing.

At the time of the filing of the Certificate of Withdrawal, the Company had total of six hundred thousand issued and outstanding shares of Old Series A Preferred Stock all of which were held by Multiband Global Resources LLC. Upon issuance of the Series A Preferred Stock (as defined in Item 5.03 below) six hundred thousand (600,000) shares of Series A Preferred Stock are being issued to the Frinzi Family Trust as the person designated by Multiband Global Resources, LLC.

The foregoing description of the Certificate of Withdrawal does not purport to be complete and is qualified in its entirety by reference to the Certificate of Withdrawal, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 5.01	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2022, the Company filed with the Secretary of State a Certificate of Designation of Series A Preferred Stock (the “Series A Certificate of Designation”) and a Certificate of Designation of Series B Convertible Preferred Stock, with a par value of $0.001 per share (the “Series B Preferred Stock”)( such Certificate of Designation the “Series B Certificate of Designation, and together with Series A Certificate of Designation, the “Certificates of Designation”) designating the preferences, limitations, powers, conversion features and relative rights of the Series A Preferred and Series B Preferred, respectively. The Company designated one million six hundred thousand (1,600,000) shares of its authorized and unissued preferred stock as Series A Preferred Stock and fifty-four thousand (54,000) shares of its authorized and unissued preferred stock as Series B Preferred Stock. The Certificates of Designation became effective with the Secretary of State upon filing.

Series A Preferred Stock shall convert into such number of fully paid and non-assessable shares of Common Stock that represent twenty percentage (20%) of the Company’s issued and outstanding Common Stock as computed one day prior the Company is listed on Nasdaq for trading Common Stock. The time of the conversion shall be the date on which the Company’s securities are listed on a national exchange, after giving effect to any securities issued in connection with such uplisting to a national exchange. Upon the conversion and the issuance of the conversion shares further thereto, the shares of Series A Preferred Stock shall be deemed cancelled and of no further force or effect. Series B Preferred Stock shall have the right to convert all or any portion of such holder’s Series B Preferred Stock into fully paid and non-assessable shares of Common Stock at any time or from time to time at such holder’s sole discretion (the “Conversion Right”). Each share of Series B Preferred Stock as to which the Conversion Right is exercised shall be converted into shares of the Company’s issued and outstanding Common Stock at an exercise price of $3.13 per share.

The foregoing description of the Certificates of Designation is not complete and is subject to and qualified in its entirety by reference to the Series A Certificate of Designation and the Series B Certificate of Designation, copies of the which are filed as Exhibits 5.01 and 5.02, respectively, to this Form 8-K, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following documents are filed as exhibits to this report:

Exhibit No.	Description
2.01	Asset Purchase Agreement, effective August 31, 2022, by and between the Company and Multiband Global Resources, LLC
3.03	Certificate of Withdrawal of Certificate for the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock
5.01	Certificate of Designation of Series A Convertible Preferred Stock
5.02	Certificate of Designation of Series B Convertible Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2022	American Metals Recovery and Recycling Inc.

	By:	/s/ James Frinzi
	Name:	James Frinzi
	Title:	Chief Executive Officer